EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Brookfield Homes Corporation (the “Company”) on Form 10-Q/A for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Ian G. Cockwell, Chief Executive Officer of the Company and Paul G. Kerrigan, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:  December 22, 2006

By:	/s/ IAN G. COCKWELL
Ian G. Cockwell
President and Chief Executive Officer

By:	/s/ PAUL G. KERRIGAN
Paul G. Kerrigan
Executive Vice President and Chief Financial Officer